                                                                  Exhibit 10.2.2



                       Tag-Along and Drag-Along Agreement

     This Tag-Along Agreement (the "Agreement") is made as of January 3, 1996 among (i) Numatics, Incorporated, a Michigan corporation (the "Company"), (ii) Harvard Private Capital Holdings, Inc., a Massachusetts corporation (the "Investor"), and (iii) each of the Stockholders listed on Exhibit A hereto (each a "Principal Stockholder and, collectively, the "Principal Stockholders").

                                  Witnesseth:

     Whereas, the Principal Stockholders and Investor now own or will own outstanding shares of the capital stock of the Company or warrants to acquire such capital stock;

     Whereas, the parties hereto believe that it is in the best interests of the Company and the Principal Stockholders to induce Investor to enter into the Securities Purchase Agreement (as defined below) and purchase the Investor Securities (as defined in said Securities Purchase Agreement) to be purchased by it pursuant to said Securities Purchase Agreement by granting to Investor the rights specified in this Agreement with respect to sales of equity securities of the Company; and

     Whereas, Investor would be not willing to enter into said Securities Purchase Agreement or to purchase said Investor Securities to be purchased by it pursuant to said Securities Purchase Agreement unless the Company and the Principal Stockholders enter into this Agreement, and each of the Company and each Principal Stockholder hereby acknowledges that its entering into this Agreement is a material inducement to Investor's entering into said Securities Purchase Agreement and its purchase of said Investor Securities;

     Now, therefore, in consideration of the premises and the mutual covenants herein contained the parties hereto hereby agree as follows:

1. Definitions. Reference is made to the Securities Purchase Agreement dated as of January 3, 1996 (the "Securities Purchase Agreement") between the Company and Investor. Each Principal Stockholder hereby acknowledges receipt of a correct and complete copy of the Securities Purchase Agreement from the Company. Terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein as so defined. For purposes of this Agreement, Equity Securities which are not Common Stock shall be treated on a Common Stock equivalent basis, taking into appropriate consideration conversion, exercise and exchange provisions. In addition, the following terms shall have the following respective meanings:

          1.1 "Investor Shares" shall mean all shares of any class of capital stock of the Company held by Investor, all other Equity Securities held by Investor and all shares of capital stock issuable with respect to, in exchange for or upon exercise or conversion of any such shares or other Equity Securities; provided, however, that once any such shares shall have been sold in a Public Sale or in a Transfer which is subject to Section 3 or 4 hereof, they shall cease to be Investor Shares. For purposes of calculating numbers of Investor Shares, Warrants shall be deemed to have been exercised and the holders of Warrants shall be deemed to hold the number of shares of Common Stock obtainable upon such exercise.

          1.2 "Covered Shares" shall mean all shares of any class of capital stock of the Company originally issued to any Stockholder, and all shares of capital stock issued with respect to, in exchange for or upon conversion of any such shares; provided, however, that once any such shares shall have been sold in a Public Sale or in a Transfer subject to Section 3 hereof to a Person other than a Stockholder, they shall cease to be Covered Shares.

          1.3 "Stockholders" shall mean the Principal Stockholders and all Persons who are required by the terms of this Agreement to become bound hereby and party hereto as Stockholders upon a Transfer to them of Covered Shares. The term "Stockholders" shall not include the Investor.

          1.4 "Transfer" shall mean, when used as a verb, sell, assign, encumber, pledge, hypothecate, give away or in any other manner dispose of or transfer, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise, but shall not include redemptions permitted by
Section 8.9 of the Securities Purchase Agreement, and shall have a correlative meaning when used as a noun.

          1.5 "Majority Stockholders" shall mean Principal Stockholders who own more than 50% of the Common Stock then issued and outstanding held by all Stockholders.

          1.6 "Acquisition" shall mean a Transfer of any shares of Common Stock to any Intended Buyer, which when aggregated with all shares of Common Stock proposed to be transferred to such Intended Buyer would equal 100% of all outstanding shares of Common Stock (assuming all options and convertible securities are exercised or converted).

2. Restrictions on Transfer. No Stockholder shall Transfer any Covered Shares to any other Person until the proposed transferee has delivered to Investor a written acknowledgment and agreement in form and substance reasonably satisfactory to Investor that the Covered Shares to be received by such transferee are subject to all of the applicable provisions of this Agreement and that such transferee is bound hereby and party hereto as a Stockholder; provided, however, that the provisions of this Section 2 shall not apply to any Public Sale of Covered Shares or to any Transfer of Covered Shares which is subject to Section 3 or 4 hereof unless such Transfer is to another Stockholder. Notwithstanding the foregoing, upon the death of any individual holder of Covered Shares (held either directly or through a grantor trust for such individual's benefit), the Covered Shares held directly or through a grantor trust by such holder may be distributed by will or other instrument taking effect at death or by the laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees; provided, however, that the Company shall not give effect to any such Transfer until the recipient of such Covered Shares has delivered to Investor a written acknowledgment and agreement in form and substance reasonably satisfactory to Investor that the Covered Shares to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and party hereto as a Stockholder. Any attempted Transfer of Covered Shares not permitted by this Agreement shall be null and void, and, to the extent permitted by law, the Company shall not in any way give effect to any such Transfer.

3. Tag-Along Rights. No Stockholder or Stockholders (individually or collectively, as the case may be, the "Proposed Seller") shall Transfer for value ("Sell") any Covered Shares to any other Person (the "Proposed Buyer") unless Investor is offered the opportunity to participate in such sale in the manner and on the terms set forth in this Section 3; provided, however, that the provisions of this Section 3 shall not apply to a Public Sale effected under Rule 144, to Transfers between Stockholders, or to Transfers between an individual Stockholder and a Member of the Immediate Family of such Stockholder.

          3.1 Offer. A notice (the "Tag-Along Notice") shall be delivered by the Proposed Seller to Investor. The Tag-Along Notice shall include:

          (a) A true copy of a bona fide offer from the Proposed Buyer, which shall set forth the complete terms of the proposed sale, including the number of shares proposed to be purchased, the purchase price, the name and address of the Proposed Buyer and the other principal terms of the proposed transaction (the "Proposed Sale");

          (b) An offer by the Proposed Seller to include in the Proposed Sale to the Proposed Buyer, at the option of Investor, that number of Investor Shares as is specified in accordance with Section 3.2 hereof, on the same terms and conditions as the Proposed Seller shall sell his, her or its Covered Shares;

          (c) An acknowledgment from the Proposed Buyer of his, her or its willingness to purchase such number of Investor Shares as shall be includable in such Proposed Sale pursuant to Section 3.2 hereof.

          3.2 Time and Manner of Exercise by Investor; Closing. If Investor desires to accept the offer contained in the Tag-Along Notice, it shall notify the Proposed Seller in writing within 30 days after its receipt of such Tag-Along Notice, which notification shall specify the number of Investor Shares which Investor desires to include in the Proposed Sale. If Investor has not so accepted such offer in writing within such 30-day period it shall be deemed to have waived all of its rights with respect to the Proposed Sale, and the Proposed Seller shall thereafter be free to Sell an amount of its Covered Shares not exceeding the total number of shares specified in the Tag-Along Notice, at a price no greater than the price set forth in the Tag-Along Notice and on otherwise substantially no more favorable terms than as set forth in the Tag-Along Notice, without any further obligation to Investor. Investor shall be entitled to Sell in the Proposed Sale, on the same terms and conditions as the Proposed Seller, up to that number of Investor Shares (the "Maximum Tag-Along Number") such that such Maximum Tag-Along Number is equal, as nearly as may be, to (i) the total number of shares proposed to be purchased in such Proposed Sale, multiplied by (ii) a fraction, the numerator of which shall be the total number of Investor Shares immediately before the Proposed Sale and the denominator of which shall be the sum of (a) the total number of Investor Shares immediately before the Proposed Sale, plus (b) the total number of Covered Shares outstanding immediately before the Proposed Sale (assuming, for this purpose, that all securities exercisable for or convertible into capital stock of the Company are exercised or converted).

      Investor shall take such actions and execute such documents and instruments as shall be reasonably necessary or desirable in order to consummate the Proposed Sale expeditiously and on the same terms as the Proposed Seller, except that Investor shall not be required to make any representations or warranties or give any indemnities other than (a) that it is duly empowered and authorized to carry out the proposed transaction, (b) that it has valid marketable title to the Equity Securities proposed to be sold and (c) that there exist no laws, litigation or agreements that would impair the transfer of the Equity Securities. If at the end of 180 days following the date on which the Tag-Along Notice was given the Proposed Seller has not completed the Proposed Sale in accordance with the terms hereof, Investor shall be released from its obligations hereunder and all restrictions on the Proposed Seller contained in this Section 3 shall again be in effect, including without limitation with respect to such Proposed Sale. All costs and expenses incurred by the Proposed Seller in connection with any sale which is actually consummated, including without limitation all attorneys' fees and disbursements and any finders' or brokerage fees or commissions, shall be allocated pro rata between the Proposed Seller and Investor according to the number of shares sold by each. The portion of such costs and expenses allocable to Investor shall be remitted to or as directed by the Proposed Seller promptly after notice thereof is delivered together with reasonable supporting calculations.

     At the closing of any sale under this Section 3, Investor shall deliver certificates representing the Investor Shares to be sold by it, duly endorsed for transfer with signature guaranteed and with any stock transfer tax stamps affixed, against delivery of the applicable purchase price. Any shares sold to the Proposed Buyer in compliance with this Section 3 shall no longer be subject to the provisions of this Agreement.

4. Drag-Along Obligations. In the event that the Majority Stockholders shall vote in favor of, or otherwise propose to enter into, an Acquisition, then, upon the request of the Majority Stockholders as evidenced by delivery of a Drag-Along Notice as required by Section 4.1, the

Investor shall Transfer all of its Investor Shares to the intended buyer (the "Intended Buyer") in the manner and on the terms set forth in this Section 4; provided, however, that the provisions of this Section 4 shall not apply (a) unless the Investor shall be entitled to Transfer Investor Shares in the Acquisition on the same terms and conditions as the Majority Stockholders shall transfer their stock, (b) if one or more of the transactions constituting the Acquisition shall be a Qualifying Public Offering, or (c) if the Intended Buyer shall be an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Majority Stockholders.

          4.1 Drag-Along Notice. A Drag-Along Notice shall be delivered by the Majority Stockholders to the Investor. The Drag-Along Notice shall include:
(a) a copy of a bona fide offer from the Intended Buyer, which shall set forth the principal terms of the Acquisition, including the number of shares of Common Stock proposed to be acquired, the purchase price or merger consideration, and the name and address of the Intended Buyer; (b) a demand by the Majority Stockholders that all (but not less than all) of the Investor Shares of the Investor be Transferred in the Acquisition on the same terms and conditions as the Majority Stockholders shall transfer their Common Stock; and (c) an acknowledgment from the Intended Buyer of his, her, its or their willingness to acquire all of the Investor Shares of the Investor on the same terms and conditions as the Majority Stockholders shall transfer their Common Stock in the acquisition.

          4.2 Consummation of Sale. The Investor shall take such actions and execute such documents and instruments as shall be reasonably necessary or desirable in order to consummate the acquisition expeditiously and on the same terms as the Majority Stockholders, except that Investor shall not be required to make any representations or warranties or give any indemnities other than (a) that it is duly empowered and authorized to carry out the proposed transaction,
(b) that it has valid marketable title to the Equity Securities proposed to be sold and (c) that there exist no laws, litigation or agreements that would impair the transfer of their common stock. If, at the end of the 180-day period following the date on which the Drag-Along Notice was delivered, the Majority Stockholders have not completed the Acquisition, the Investor shall be released from its obligations hereunder with respect to such Acquisition. At the closing of any Acquisition under this Section 4, the Investor shall deliver certificates representing the Investor Shares to be transferred by it, duly endorsed for transfer with signature guaranteed and with any stock transfer tax stamps affixed, against delivery of the applicable purchase price or merger consideration. All cost and expenses incurred by the Majority Stockholders in connection with such Acquisition shall be borne by the Majority Stockholders.

5. Additional Security. No Stockholder will grant a security interest in his Equity Securities of the Company without giving a prior security interest to the Investor; provided, however, that if the security interest is granted to holders of Senior Indebtedness, the Investor shall receive a second security interest in such Equity Securities.

6.  Service of Process.  By execution hereof, the Investor and each Stockholder
(a) agree that any legal proceeding arising out of or based upon this Agreement or any Specified Related Agreement relating to the subject matter hereof or thereof shall be brought in the state courts of the Commonwealth of Massachusetts or the United States District Court located in the Commonwealth of Massachusetts, and in no other court or jurisdiction, (b) hereby irrevocably submit to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof brought by Investor or any Stockholder or any of their respective successors or assigns and
(c) hereby waive to the extent not prohibited by law, and agree not to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that such Investor or Stockholder is not subject personally to the jurisdiction of the above-named courts, that such Investor or Stockholder's property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. To the extent not prohibited by law, Investor and each Stockholder hereby consent to service of process in any such proceeding in any manner permitted by Chapter 223A or any other provision of the General Laws of The Commonwealth of Massachusetts or the rules and regulations promulgated thereunder and agree that service of process by registered or certified mail, return receipt requested, at such Investor's or Stockholder's address referred to in or specified pursuant to Section 8.1 hereof, is reasonably calculated to give actual notice.

7. Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, Investor and each Stockholder hereby waive, and covenant that they will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, action, or cause of action arising out of or based upon this Agreement or the Securities Purchase Agreement or the subject matter hereof or thereof or any Investor Security or in any way connected with or related or incidental to the dealings of Investor or any Stockholder or any of them in connection with any of the above, in each case whether now existing or hereafter arising and whether sounding in contract or tort or otherwise. Investor and each Stockholder acknowledge that each has been informed by the other that the provisions of this
Section 7 constitute a material inducement upon which the other has relied, is relying and will rely in entering into this Agreement and the Securities Purchase Agreement. Investor or any Stockholder may file an original counterpart or a copy of this Section with any court as written evidence of the consent of Investor or each Stockholder to the waiver of its right to trial by jury.

8.  Miscellaneous.

          8.1 Notices. Notices and other communications provided for in or otherwise in connection with this Agreement shall be in writing and shall be sent by certified mail, return receipt requested, addressed to the party or parties sought to be charged with notice of the same at the respective addresses specified pursuant to Section 15 of the Securities Purchase Agreement.

          8.2 Changes and Modifications; Termination; Actions under this Agreement. This Agreement may not be orally changed, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be terminated, changed, modified or extended, and waivers and consents hereunder may be granted, only by an agreement in writing signed by the Required Holders, the Company and the Majority Stockholders.

          8.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

          8.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

          8.5 Severability. If in any judicial proceedings a court shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for purposes of such proceedings to the extent necessary to permit the remaining provisions to be enforced.

          8.6 Governing Law. This Agreement shall be construed under and governed by the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

          8.7 Remedies. The parties hereto shall have all remedies for breach of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief against any proposed, threatened or actual breach thereof, and that in the event any action or proceeding is brought in equity to enforce the same, neither the Company nor Investor nor any Stockholder will proffer, as a defense, that there is an adequate remedy at law.

          8.8 Legends. Each certificate representing Investor Shares or Covered Shares shall bear a legend in substantially the following form:

     "The shares represented by this certificate may be sold or otherwise transferred only in compliance with, and are subject to the "drag-along" provisions of, the Tag-Along and Drag-Along Agreement dated as of January 3, 1996 among the issuer hereof and the other parties thereto. Complete and correct copies of the Tag-Along and Drag-Along Agreement are available for inspection at the principal office of the issuer hereof and will be furnished without charge to the holder of such shares upon written request."

Whenever any Covered Shares shall cease to be Covered Shares or Investor Shares shall cease to be Investor Shares, the holder thereof shall be entitled to receive from the issuer thereof without expense a new certificate or certificates for such shares not bearing the legend set forth above.

          8.9 Other Transfer Restrictions. Nothing herein shall be deemed to permit Investor or any Stockholder to Transfer Equity Securities in the Company if such Transfer is prohibited by any other Agreement to which Investor or any Stockholder is a party.

                                                                       Exhibit A

                             PRINCIPAL STOCKHOLDERS
                             ----------------------
          John H. Welker
          David K. Dodds
          Donald E. McGeachy
          Henry Fleischer, Trustee
          Robert P. Robeson
          John E. Acuff
          Bruce W. Hoppe
          David King
          Philip Robinson

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seal as of the date first above written.

                                        NUMATICS, INCORPORATED
     SEAL
                                        By: /s/ Robert P. Robeson
                                            ----------------------------------
                                            Title:
Attest:__________________
        Secretary
                                        HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                                        By:
                                            ----------------------------------
                                             Title:

                                        By:
                                            ----------------------------------
                                             Title


PRINCIPAL STOCKHOLDERS:

                                             /s/ John H. Welker
                                            ----------------------------------
                                             John H. Welker

                                             /s/ David K. Dodds
                                            ----------------------------------
                                            David K. Dodds


                                            ----------------------------------
                                            Donald E. McGeachy


                                            ----------------------------------
                                            Henry Fleischer, Trustee


                                            ----------------------------------
                                            Robert P. Robeson


                                            ----------------------------------
                                            John E. Acuff

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seal as of the date first above written.

                                        NUMATICS, INCORPORATED
     SEAL
                                        By:
                                            ----------------------------------
                                            Title:
Attest:__________________
        Secretary
                                        HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                                        By: ???????
                                            ----------------------------------
                                             Title:

                                        By: ???????
                                            ----------------------------------
                                             Title


PRINCIPAL STOCKHOLDERS:


                                            ----------------------------------
                                            John H. Welker



                                            ----------------------------------
                                            David K. Dodds


                                            ----------------------------------
                                            Donald E. McGeachy


                                            ----------------------------------
                                            Henry Fleischer, Trustee


                                            ----------------------------------
                                            Robert P. Robeson


                                            ----------------------------------
                                            John E. Acuff

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seal as of the date first above written.

                                        NUMATICS, INCORPORATED
     SEAL
                                        By:
                                            ----------------------------------
                                            Title:
Attest:__________________
        Secretary
                                        HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                                        By:
                                            ----------------------------------
                                             Title:

                                        By:
                                            ----------------------------------
                                             Title


PRINCIPAL STOCKHOLDERS:

                                            ----------------------------------
                                            John H. Welker

                                             /s/ David K. Dodds
                                            ----------------------------------
                                            David K. Dodds

                                             /s/ Donald E. McGeachy
                                            ----------------------------------
                                            Donald E. McGeachy

                                             /s/ Henry Fleischer
                                            ----------------------------------
                                            Henry Fleischer, Trustee


                                            ----------------------------------
                                            Robert P. Robeson

                                             /s/ John E. Acuff
                                            ----------------------------------
                                            John E. Acuff

                                        /s/ Bruce W. Hoppe
                                        -----------------------------
                                        Bruce W. Hoppe


                                        -----------------------------
                                        David King


                                        /s/ Philip Robinson
                                        -----------------------------
                                        Philip Robinson

                                        -----------------------------
                                        Bruce W. Hoppe

                                        /s/ David King
                                        -----------------------------
                                        David King


                                        -----------------------------
                                        Philip Robinson